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                                  Exhibit 23.1





                              Page 15 of 28 Pages
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 17, 1994 included in Prime Hospitality Corp.'s Form 10-K for the year ended
December 31, 1993 and to all references to our Firm included in this registration statement.

                                        /s/ARTHUR ANDERSEN & CO.

Roseland, New Jersey
August 5, 1994





                              Page 16 of 28 Pages